AMENDMENT TO EMPLOYMENT AGREEMENT

Company:                     RENTRAK CORPORATION, an Oregon corporation

Executive:                   F. KIM COX

Original Agreement:          Employment Agreement between Company and Executive
                             dated effective April 1, 1998


         Company and Executive mutually agree to amend the Original Agreement as follows:

         1.       The Term of the Original Agreement, as described in Section
                  2.01 of the Original Agreement, will be for a period (the "Employment Period") commencing on the effective date of the Original Agreement and expiring March 31, 2004, unless earlier terminated as set forth in the Original Agreement.
         2. Except as expressly provided in this Amendment, the Original Agreement will remain in full force and effect. The parties have duly executed this Amendment effective as of March 31, 2003.


RENTRAK CORPORATION                        EXECUTIVE:


By      /s/ Paul A.Rosenbaum                 /s/ F. Kim Cox
        ------------------------------       --------------------------------
Name:   Paul A.Rosenbaum                     F. Kim Cox
        ------------------------------       --------------------------------

Title:  Chairman and CEO
        ------------------------------